New accounting requirements	12 Months Ended
Dec. 31, 2023
Disclosure of voluntary change in accounting policy [abstract]
New accounting requirements

4. New accounting requirements
International Tax Reform - Pillar Two Model Rules - Amendments to IAS 12
The Group has adopted the amendments to IAS 12 which have been introduced in response to the OECD’s BEPS Pillar Two rules and include:
–A mandatory temporary exception to the recognition and disclosure of deferred taxes arising from the jurisdictional implementation of the Pillar Two model rules; and
–Disclosure requirements for affected entities to help users of the financial statements better understand an entity’s exposure to Pillar Two income taxes arising from that legislation.
GSK has applied the mandatory exception and is not recognising any deferred tax impact. Further information about the impact of the Pillar Two model framework, including the impact on the effective tax rate for 2024, is set out in Note 14, 'Taxation'.
Other amendments
The adoption of IFRS 17 Insurance Contracts and amendments to certain other IFRS accounting standards in the year ended 31 December 2023, did not have a material impact on the results or financial position of the Group.
Certain amendments to IFRS accounting standards and interpretations have been published that are not mandatory for 31 December 2023 reporting periods and have not been adopted early by the Group. These amendments and interpretations are not expected to have a material impact on the results or financial position of the Group in future reporting periods.
Amendments to IAS 7 Statement of Cash Flows and IFRS 7 Financial Instruments: Disclosures - Supplier Finance Arrangements, require additional disclosure of information about Group supplier finance arrangements. The disclosure requirements will apply for annual reporting periods beginning on or after 1 January 2024, but not for any interim periods ending on or before 31 December 2024.